UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05506

College and University Facility Loan Trust Two

(Exact name of registrant as specified in charter)

c/o U.S. Bank One Federal Street Boston, MA 02110

(Address of principal executive offices) (Zip code)

Laura S Cawley

U.S. Bank Corporate Trust Services

One Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 603-6452

Date of fiscal year end: November 30

Date of reporting period: December 1, 2011 – May 31, 2012

ITEM 1. REPORT TO STOCKHOLDERS

College and University Facility Loan Trust Two

Financial Statements
As of and for the Period Ended
May 31, 2012

College and University Facility Loan Trust Two

Statement of Assets and Liabilities

May 31,	2012
Assets:
Investments, at amortized cost, net of allowance for loan losses of $367,000	$25,509,446
Cash	50,000
Interest Receivable	252,660
Deferred Bond Issuance Costs	32,052
Prepaid Expenses	13,750

Total Assets	25,857,908

Liabilities:
Bonds Payable, net of unamortized discount	17,416,619
Bond Interest Payable	395,789
Accrued Expenses and Other Liabilities	258,780
Distributions Payable to Class B Certificateholders	438,787

Total Liabilities	18,509,975

Net Assets:
Class B Certificates, par value $1 - authorized, issued and outstanding - 1,763,800 certificates	1,763,800
Distributions in Excess of Tax Earnings	(614,703)
Additional Paid-In Capital	6,198,836

Net Assets	$7,347,933

Net Asset Value per Class B Certificate (based on 1,763,800 certificates outstanding)	$4.17

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Statement of Operations

Six months ended May 31,	2012
Investment Income:
Interest income	$1,493,017

Expenses:
Interest expense	828,505
Servicer fees	12,179
Trustee fees	16,584
Other trust and bond administration expenses	233,570

Total Expenses	1,090,838

Net Investment Income	402,179
Decrease in Provision for Loan Losses	—

Net Increase in Net Assets Resulting From Operations	$402,179

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Statement of Cash Flows

Six months ended May 31,	2012
Cash Flows From Operating Activities:
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations	$402,179
Decrease in loan principal balance	3,298,114
Amortization of purchase discount on Loans	(942,062)
Decrease in investment agreements	3,237,758
Decrease in interest receivable	32,509
Increase in prepaid expenses	(13,750)
Amortization of deferred bond issuance costs	6,028
Decrease in bond interest payable	(85,239)
Amortization of original issue discount on Bonds	426,688
Increase in accrued expenses and other liabilities	53,942

Net cash provided by operating activities	6,416,167

Cash Flows From Financing Activities:
Principal repayments on Bonds	(4,261,974)
Distribution to Class B certificateholders	(2,154,193)

Net cash used in financing activities	(6,416,167)

Net Decrease in Cash	—
Cash, beginning of year	50,000

Cash, end of year	$50,000

Supplemental Cash Flow Information:
Cash paid for interest on bonds	$481,028

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Statements of Changes in Net Assets

	Six Months Ended May 31, 2012	Year Ended November 31, 2011
From Operations:
Net investment income	$402,179	$690,376
Decrease in provision for loan losses	—	27,000

Net increase in net assets applicable to Class B certificateholders resulting from operations	402,179	717,376
Distributions to Class B Certificateholders From:
Tax return of capital (Note 5)	(438,787)	(2,154,193)

Net Decrease in Net Assets	(36,608)	(1,436,817)
Net Assets:
Beginning of year	7,384,541	8,821,358

End of year	$7,347,933	$7,384,541

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Financial Highlights

	Six Months Ended May 31,	Years Ended November 30,
	2012	2011		2010		2009		2008		2007
Net asset value, beginning of year	$4.19	$5.00		$4.60		$4.74		$4.95		$5.23

Net investment income	.23	.39		.49		.39		.49		.61
Decrease in provision for loan losses	—	.02		.16		.09		—		.05
Distributions to Class B certificateholders from tax return of capital	(.25)	(1.22)		(.25)		(.62)		(.70)		(.94)

Net asset value, end of year	4.17	$4.19		$5.00		$4.60		$4.74		$4.95

Total investment return(a)	N/A	N/A		N/A		N/A		N/A		N/A
Net assets applicable to Class B certificates, end of year	$7,347,933	$7,384,541		$8,821,358		$8,122,297		$8,352,567		$8,733,563

Ratios and Supplemental Data:
Ratio of operating expenses to average net assets applicable to Class B certificates	29.62%	32.52	%(b)	38.18	%(b)	43.62	%(b)	45.87	%(b)	49.51	%(b)
Ratio of net investment income to average net assets applicable to Class B certificates	5.46%	8.52%		10.17%		8.36%		9.98%		11.94%
Number of Class B certificates outstanding, end of year	$1,763,800	$1,763,800		$1,763,800		$1,763,800		$1,763,800		$1,763,800

(a)	The Trust’s investments are recorded at amortized cost as discussed in Note 2. Accordingly, the financial statements do not reflect the fair value of such investments. For this reason, management believes that no meaningful information can be provided regarding “Total investment return” and has not included information under that heading. The Trust is prohibited, by the terms of its Indenture, from selling or purchasing any investments. As the Trust did not purchase or sell investments during the periods presented, “portfolio turnover” is 0% for all periods presented.
(b)	Excluding interest expense, the ratio of operating expenses to average net assets applicable to Class B certificates was 7.12%, 5.46%, 5.20%, 5.86%, 4.44% and 4.07% in 2012, 2011, 2010, 2009, 2008 and 2007, respectively.
(c)	The Trust is prohibited, by the terms of its Indenture, from issuing new or redeeming existing Certificates. As such, market value is not presented.

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Notes to Financial Statements

1. Organization and Business

College and University Facility Loan Trust Two (the Trust) was formed on March 11, 1988 as a business trust under the laws of the Commonwealth of Massachusetts by a declaration of trust by Bank of Boston (the Owner Trustee), succeeded by State Street Bank and Trust Company, succeeded by U.S. Bank National Association (successor Owner Trustee), not in its individual capacity, but solely as Owner Trustee. The Trust is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end, management investment company.

The Trust was formed for the sole purpose of raising funds through the issuance and sale of bonds (the Bonds). The Trust commenced operations on May 12, 1988 (the Closing Date) and issued Bonds in four tranches in the aggregate principal amount (at maturity) of $450,922,000. The Bonds constitute full recourse obligations of the Trust. The collateral securing the Bonds consists primarily of a pool of loans made to college and university facilities (the Loans) and certain other funds held under the indenture (the Indenture) and the investment agreements. The Loans were originated by, or previously assigned to, the United States Department of Education (ED) under the College Housing Loan Program or the Academic Facilities Loan Program. The Loans, which have been assigned to The Bank of New York Mellon Trust Company, National Association, as successor in interest to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, NA, formerly The First National Bank of Chicago (the Bond Trustee), are secured by various types of collateral, including mortgages on real estate, general recourse obligations of the borrowers, pledges of securities and pledges of revenues. As of the Closing Date, the Loans had a weighted average stated interest rate of approximately 3.18% and a weighted average remaining term to maturity of approximately 18.8 years. Payments on the Loans are managed by the Bond Trustee in various fund accounts and are invested under investment agreements (see Note 2) as specified in the Indenture. The Trust is prohibited, by the terms of its Indenture, from selling or purchasing any investments.

All payments on the Loans and earnings under the investment agreements and any required transfers from the Expense Fund and Liquidity Fund are deposited to the credit of the Revenue Fund held by the Bond Trustee, as defined within, and in accordance with the Indenture. On each bond payment date, amounts on deposit in the Revenue Fund are applied in the following order of priority: to pay amounts due on the Bonds, to pay administrative expenses not previously paid from the Expense Fund, to fund the Expense Fund to the Expense Fund Requirement and to fund the Liquidity Fund to the Liquidity Fund Requirement. Any funds remaining in the Revenue Fund on such payment date will be used to further pay down the Bonds to the extent of the maximum principal distribution amount, after which any residual amounts are paid to the certificateholders, as discussed in Note 5. See Note 8 for balances in the respective funds.

2. Summary of Significant Accounting Policies

(a) College and University Facility Loans

The Loans were purchased by the Trust at amounts below the par value of the Loans “purchase discount”.

Pursuant to a “no-action letter” that the Trust received from the Securities and Exchange Commission, the Loans were recorded at the discounted value below par and are being accounted for under the amortized cost method of accounting, net of any allowance for loan losses. Under

College and University Facility Loan Trust Two

Notes to Financial Statements

the amortized cost method, the difference between the cost of each Loan to the Trust and the scheduled principal and interest payments is amortized, assuming no prepayments of principal, and included in the Trust’s income by applying the Loan’s effective interest rate to the amortized cost of that Loan over the duration of the Loan. Upon a Loan prepayment, the remaining discount is recognized as interest income. The remaining balance of the purchase discount on the Loans as of May 31, 2012 was approximately $5,716,000. For the six months ended May 31, 2012, the Trust recognized approximately $942,000 of interest income related to the amortization of the purchase discount. As a result of prepayments of Loans during the six months ended May 31, 2012, additional interest income of approximately $233,000 was recognized in the Statement of Operations.

Accounting Standard Codification (“ASC”) Topic 820 Fair Value Measurement (“ASC 820”), requires that the Loans be accounted for at fair value. However, management believes that the amortized cost method of accounting, net of any allowance for loan losses, best serves the informational needs of the users of the Trust’s financial statements.

The Trust records an allowance for loan losses based on the Trust’s evaluation of collectability of the Loans within the portfolio. The Loans are classified into three separate pools based on risk and collection performance. The pools are then assigned a reserve percentage based on risk and other factors and a reserve is systematically calculated for the pools:

(1)	General - Loans are performing on a timely basis and where there is no information that leads the Trust to reclassify to a different risk pool.

(2)	Substandard - Loans are generally classified into this category resulting from either historical collection issues or administrative issues with receiving collection that have been on-going. Loans in this pool are not considered uncollectible but due to collection issues, a higher reserve percentage is applied due to the risk profile of this pool.

(3)	Doubtful - A Loan is considered doubtful when, based on current information and events, it is probable that the Trust will be unable to collect all amounts due in accordance with the contractual terms of the Loan agreement. Loans in this category are generally assigned a 100% reserve unless facts and circumstances provide evidence that some level of collectability exists. At May 31, 2012, there were no recorded investments in Loans that are considered to be doubtful.

As credit quality for an individual Loan changes, the Loan would be evaluated for reclassification to a different risk pool as described above. Risk ratings to the existing pools may be adjusted based on qualitative factors including, among others, general economic and business conditions, credit quality trends, and specific industry conditions. Berkadia Commercial Mortgage LLC (“Servicer” or “Berkadia”), formerly Capmark Finance, Inc., monitors credit quality primarily through two trigger points, receipt of financial information that upon review raises credit quality concerns and delinquent payments which then require investigation as to causes of the delinquency. Historically, write-offs have been immaterial and the current macro economic environment for the industry has been robust.

The Trust views all amounts over 30 days past due as delinquent. The Trust is currently accruing interest on all amounts past due.

College and University Facility Loan Trust Two

Notes to Financial Statements

There are inherent uncertainties with respect to the final outcome of Loans and as such, actual losses may differ from the amounts reflected in the financial statements and could be material.

(b) Interest Income

The Trust records interest, including amortization of discount, on the Loans as earned. The Loans generally require interest payments on a semiannual basis with rates of interest ranging from 3% to 4%. The Trust recognizes purchase discount as interest income on the effective interest method.

The Trust’s policy is to generally discontinue the accrual of interest on Loans for which payment of principal or interest is 180 days or more past due or for other such Loans if management believes the collection of interest and principal is doubtful. Due to the nature of the loan investments in the Trust, there are instances where payment of the loans and related interest may not be received by the Trust due to documentation issues that require time for the Trust to resolve. In those circumstances, where the past due loan is greater than 180 days but the Trust has concluded it is not a credit issue, the accrual of interest or the accretion of interest discount may continue to be recorded as the Trust believes these amounts to be collectable. When a Loan is placed on nonaccrual status, all previously accrued, but uncollected interest is reversed against the current period’s interest income. Subsequently, interest income is generally recognized when received. Payments are generally applied to interest first, with the balance, if any, applied to principal. At May 31, 2012, no Loans have been placed on nonaccrual status. The Trust is currently accruing interest on all delinquent loans. The outstanding principal and the principal amount that is currently delinquent on such loans is approximately $1,468,000 and $252,000, respectively. Loans that are past due more than 90 days totaled approximately $207,000 as of May 31, 2012.

(c) Other Investments

Other investments, which are included in investments in the accompanying statement of assets and liabilities, consist of two investment agreements issued by JP Morgan Chase Bank bearing fixed rates of interest of 7.05% and 7.75%. These investment agreements are carried at amortized cost. Please see Note 8 for discussion of fair value measurement of these investments.

ASC 820 requires that the investments be accounted for under the fair value method of accounting. However, management believes that the amortized cost method of accounting best serves the informational needs of the users of the Trust’s financial statements because the Trust cannot sell or dispose of the investment agreements prior to the earlier of June 1, 2018 or the date on which the Bonds are paid-in-full.

(d) Federal Income Taxes

It is the Trust’s policy to comply with the requirements applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its investment company taxable income to its certificateholders each year. Accordingly, no federal or state income tax provision is required.

For tax purposes, the Loans were transferred to the Trust at their face values. Accordingly, the accretion of the purchase discount creates a permanent book-tax difference.

College and University Facility Loan Trust Two

Notes to Financial Statements

As of May 31, 2012, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust is additionally not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months.

The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Deferred Bond Issuance Costs

Deferred bond issuance costs are being amortized using the effective interest rate method over the estimated lives of the Bonds, which are based on the scheduled payments of the Loans and are included as a component of interest expense. When Loan prepayments occur, an additional portion of the deferred issuance costs is expensed in the year the prepayment occurred, so that the future effective interest rate remains unchanged.

(f) Presentation of Capital Distributions

Capital distributions are accounted for in accordance with ASC Topic 946 Investment Company, (“ASC 946”). ASC 946 requires the Trust to report distributions that are in excess of tax-basis earnings and profits as a tax return of capital and to present the capital accounts on a basis that approximates the amounts that are available for future distributions on a tax basis.

As of November 30, 2011, all tax earnings and profits have been distributed. Accordingly, all accumulated undistributed net investment income has been reclassified to additional paid-in capital. This reclassification results from permanent book and tax differences such as the receipt of tax-exempt interest income on certain Loans, the related interest expense on the Bonds, and the accretion of purchase discount on the Loans. Amounts deducted for the loan loss reserve are not currently deductible for tax purposes and have been reclassified as an accumulated deficit. These reclassifications had no impact on the net investment income or net assets of the Trust.

The Trust expects to have a tax return of capital for the fiscal year ending November 30, 2012; however, the amount cannot be reasonably estimated at May 31, 2012.

(g) Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Trust to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities at the date of the financial statements and for the period then ended. On an on-going basis, the Trust evaluates the estimates used, including those related to the allowance for loan losses. The Trust bases its estimates on historical experience, current conditions and various other assumptions that the Trust believes to be reasonable under the circumstances. These estimates form the basis for making judgments about the carrying values of assets and liabilities and are not readily apparent from other sources. These estimates are used to assist the Trust in the identification and assessment of the accounting treatment necessary with respect to commitments and contingencies. Actual results may differ from these estimates under different assumptions or conditions and such differences could be material.

College and University Facility Loan Trust Two

Notes to Financial Statements

(h) Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand and does not include any short-term investments.

(i) Risk Factors

The Trust’s investments are subject to the following:

Market Risk

Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk

The Trust is subject to credit risk to its counterparties of any of its investments if the counterparties fail to perform pursuant to the terms of their agreements with the Trust.

The Trust’s investments are held in escrow by the Bond Trustee. The Bond Trustee has custody of the Trust’s investments. The Trust is subject to counterparty risk to the extent that the Bond Trustee may be unable to fulfill its obligations to the Trust.

Loan payments made to the Trust are received and processed by a third party servicer. The Trust is subject to counterparty risk to the extent that the servicer may be unable to fulfill its obligations to the Trust.

Prepayment Risk

Most of the Loans held by the Trust allow for prepayment of principal without penalty. As such, the Trust is subject to prepayment risk, which could negatively impact future earnings.

(j) Indemnification

Under the Trust’s organizational documents, its Owner Trustee and Bond Trustee may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and certificateholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust may enter into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

(k) Recent Accounting Pronouncements

In July 2010, the FASB issued Accounting Standards Update No. 2010-20 which amends Receivables (Topic 310) (“ASU No. 2010-20”). ASU No. 2010-20 is intended to provide additional information to assist financial statement users in assessing an entity’s risk exposures and evaluating the adequacy of its allowance for credit losses. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The

College and University Facility Loan Trust Two

Notes to Financial Statements

disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. The Trust adopted ASU 2010-20 for the year ended November 30, 2011 and has made the required disclosures in its Financial Statements.

3. Bonds

The Bonds outstanding at May 31, 2012 consist of the following:

Interest Rate	Stated Maturity	Outstanding Principal (000’s)	Unamortized Discount (000’s)	Carrying Amount (000’s)
4.0%	June 1, 2018	$19,789	$2,372	$17,417

Interest on the Bonds is payable semiannually. On June 1, 2012, the Trust made a principal payment of approximately $1,669,000 on the Bonds. The average amount of bond principal outstanding for the period ended May 31, 2012 was approximately $21,920,000.

Principal payments on the Bonds will be made prior to the respective stated maturities on each bond payment date in an amount equal to the lesser of either (1) amounts available in the Revenue Fund after certain required payments of interest and principal (at the stated maturity of the Bonds) and administrative expenses after required transfers to the Expense Fund and the Liquidity Fund (such that the amounts on deposit are equal to the Expense Fund Requirement and the Liquidity Fund Requirement, respectively), or (2) the Maximum Principal Distribution Amount, as defined within the Indenture. These principal payments will be applied to each class of Bonds in the order of their stated maturities, so that no payment of principal will be made on the Bonds of any class until all Bonds having an earlier stated maturity have been paid in full.

The estimated remaining aggregate principal payments on the Bonds at May 31, 2012 after taking into consideration actual Loan prepayments and the Maximum Principal Distribution Amount, as defined in the Indenture, are as follows:

Fiscal Year	Amount (000’s)
2012	$1,669
2013	3,967
2014	3,612
2015	3,083
2016	2,711
Thereafter	4,747

Total	$19,789

Actual Bond principal payments may differ from estimated payments because borrowers may prepay or default on their obligations. The Bonds are not subject to optional redemption by either the Trust or the bondholders.

College and University Facility Loan Trust Two

Notes to Financial Statements

In the event the Trust realizes negative cash flows, a Liquidity Fund has been established and maintained such that, on or before such payment date, the Liquidity Fund may be used by the Bond Trustee to make any required payments on the Bonds and to pay operating expenses of the Trust. See Note 8 for balance in the Liquidity Fund. The original issue discount is being amortized using the effective interest rate method over the estimated lives of the Bonds, which are based on the scheduled payments of the Loans. Accordingly, Loan prepayments have the effect of accelerating bond payments. When Bond payments occur sooner than estimated payments, a portion of the original issue discount is expensed in the year of prepayment, so that the future effective interest rate on the Bonds remains unchanged. Amortization of original issue discount is included as a component of interest expense.

4. Administrative Agreements

(a) Servicer

As compensation for the services provided under the servicing agreement, Berkadia, receives a servicing fee. The fee is earned on each date of payment for each Loan and is equal to 0.075 of 1% of the outstanding principal balance of such Loans divided by the number of payments of principal and interest in a calendar year. For the six months ended May 31, 2012, this fee totaled $10,153. Additionally, per the servicing agreement, the Servicer shall be reimbursed for certain expenditures incurred related to inspection of mortgaged property. For the six months ended May 31, 2012, the Servicer was reimbursed $2,025. There are no amounts due to the Servicer as of May 31, 2012.

(b) Trustees

As compensation for services provided, the Owner and Bond Trustees are entitled under the Declaration of Trust and the Indenture to receive the following fees:

The Owner Trustee, in its capacities as manager of the Trust and as Owner Trustee is entitled to annual fees of $15,000 and $12,500, respectively, under the Declaration of Trust agreement. In addition the Owner Trustee is paid an annual registration fee of $1,000. The expected future minimum payments to the Owner Trustee under such agreement will be $28,500 in fiscal years 2012, 2013, 2014, 2015, 2016 and will total $199,500 thereafter. In addition, the Owner Trustee incurred $20,141 of out-of-pocket expenses.

The Bond Trustee is entitled to an annual fee equal to 0.015 of 1% of the aggregate outstanding principal of the Bonds on the bond payment date immediately preceding the date of payment of such fee. The Bond Trustee is also reimbursed for out-of-pocket expenses. In addition, the Bond Trustee is reimbursed for other agreed-upon related expenses such as transaction costs. For the six months ended May 31, 2012, total Bond Trustee fees and related expenses amounted to $2,834.

5. Certificates

The holders of the Class B certificates may receive semi-annual distributions declared in May and November of each year, calculated in accordance with the Trust Indenture, from amounts collected by the Trust, on a pro rata basis. While the Bonds remain outstanding, the distributions are paid on the second business day in each June and December and, after the Bonds are paid in full, on the first business day of each month. The certificate holders of the Class B Certificates are entitled to one vote per certificate. At May 31, 2012, the distributions declared on May 20, 2012, of $438,787, which was paid on June 1, 2012, was recorded as distributions payable.

College and University Facility Loan Trust Two

Notes to Financial Statements

6. Allowance for Loan Losses

An analysis of the allowance for loan losses for the six months ended May 31, 2012 is summarized as follows:

Balance, beginning of period	$367,000
Decrease in provision for loan losses	—
Charge-offs	—
Recoveries	—

Balance, end of period	$367,000

Loan classification by credit risk profile as of May 31, 2012 is as follows:

	Amortized Cost (000’s)	Reserve Amount (000’s)	Total (000’s)
General	$20,565	$(280)	$20,285
Substandard	534	(87)	447
Doubtful	—	—	—

Total	$21,099	$(367)	$20,732

7. Loans

Scheduled principal and interest payments on the Loans as of May 31, 2012 are as follows:

Fiscal Year	Principal Payments (000’s)	Interest Payments (000’s)	Total (000’s)
2012	$2,002	$436	$2,438
2013	4,471	757	5,228
2014	3,985	619	4,604
2015	3,285	499	3,784
2016	3,075	398	3,473
Thereafter	9,996	819	10,815

Total	$26,814	$3,528	$30,342

College and University Facility Loan Trust Two

Notes to Financial Statements

Expected payments may differ from contractual payments because borrowers may prepay or default on their obligations. Accordingly, actual principal and interest payments on the Loans may vary significantly from the scheduled payments. Prepayments made during the six months ended May 31, 2012 total $1,518,614.

The ability of a borrower to meet future debt service payments on a Loan will depend on a number of factors relevant to the financial condition of such borrower, including, among others, the size and diversity of the borrower’s sources of revenues; enrollment trends; reputation; management expertise; the availability and restrictions on the use of endowments and other funds; the quality and maintenance costs of the borrower’s facilities and, in the case of some Loans to public institutions, which are obligations of a state, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The ability of a borrower to maintain enrollment levels will depend on such factors as tuition costs, geographical location, geographic diversity, quality of the student body, quality of the faculty and diversity of program offerings.

The Trust’s aging of outstanding principal amounts as of May 31, 2012 is as follows (in thousands):

Current	30-59 Days Delinquent	60-89 Days Delinquent	Greater Than 90 Days Delinquent	Total Delinquent	Total
$20,847	—	45	207	252	$21,099

The collateral for Loans that are secured by a mortgage on real estate generally consists of special purpose facilities, such as dormitories, dining halls and gymnasiums, which are integral components of the overall educational setting. As a result, in the event of borrower default on a Loan, the Trust’s ability to realize the outstanding balance of the Loan through the sale of the underlying collateral may be negatively impacted by the special purpose nature and location of such collateral.

8. Fair Value of Financial Instruments

ASC Topic 825, Financial Instruments (“ASC 825”) requires that entities disclose the estimated fair value for financial instruments, where they are accounted for on a basis other than Fair Value. ASC 825 allows for the use of a wide range of valuation techniques; therefore, it may be difficult to compare the Trust’s fair value information to independent markets or to other fair value information.

Current market prices are not available for most of the Trust’s financial instruments since an active market generally does not exist for such instruments. In accordance with the terms of the Indenture, the Trust is required to hold all of the Loans to maturity and to use the cash flows therefrom to retire the Bonds. Accordingly, the Trust has estimated the fair values of its Loans and Bonds using a discounted cash flow methodology. This methodology is similar to the approach used at the formation of the Trust to determine the carrying amounts of these instruments for financial reporting purposes. In applying the methodology, the calculations have been adjusted for the change in the relevant market rates of interest, the estimated duration of the instruments and an internally developed credit risk rating of the instruments. All calculations are based on the scheduled principal and interest payments on the Loans excluding any potential prepayments as it is not possible to estimate such prepayments, and scheduled payments on the Bonds.

College and University Facility Loan Trust Two

Notes to Financial Statements

The fair values of the long-term fixed-maturity investments are determined by adding a market rate adjustment to the carrying value of the investments. This market rate adjustment is calculated using the net present value of the difference between future interest income to the Trust at the issue rate and the future interest income at the current market rate through the maturity of the investment. The current market rate at May 31, 2012, is based upon bonds with similar characteristics and maturity dates of the investment agreements.

The estimated fair value of the Trust’s financial instruments and the amortized cost presented in the accompanying statement of assets and liabilities as of May 31, 2012 is as follows:

	Amortized Cost (000’s)		Fair Value (000’s)
Loans	$20,732	*	$27,441

Investment Agreements:
Reserve Fund	4,261		4,528
Liquidity Fund	516		669

	$25,509		$32,638

Bonds Payable	$17,417		$21,542

*	Net of allowance for loan losses of $367,000.

9. Subsequent Events

The Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements. Except for the subsequent distributions disclosed in Notes 3 and 5, the evaluation did not identify any subsequent events that necessitated disclosures and/or adjustments to these financial statements.

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST TWO

SCHEDULE OF INVESTMENTS

May 31, 2012

(Dollar Amounts in Thousands)

Outstanding Principal Balance	Description	Stated Interest Rate %	Maturity Date	Internal Rate of Return % (A) (Unaudited)	Amortized Cost (Notes 1 and 2)
	COLLEGE AND UNIVERSITY LOANS (282.1%)
	—— ALABAMA —
$680	Alabama Agricultural and Mechanical University	3.000	05/01/2018	10.27	$546
910	Auburn University	3.000	12/01/2018	9.16	719
	—— CALIFORNIA —
49	Azusa Pacific University	3.750	04/01/2015	10.88	43
205	California State University	3.000	11/01/2013	8.93	193
1,218	California State University	3.000	11/01/2019	8.99	979
204	Lassen Junior College District	3.000	04/01/2020	10.27	153
655	University Student Co-Operative Association	3.000	04/01/2019	10.70	496
	—— DELAWARE —
2	Wesley College	3.375	05/01/2013	10.88	2
	—— FLORIDA —
525	University of Florida	3.000	07/01/2014	10.15	469
	—— GEORGIA —
28	Emmanuel College	3.000	11/01/2013	10.45	26
78	Mercer University	3.000	05/01/2014	10.58	71
320	Paine College	3.000	10/01/2016	10.45	268
	—— INDIANA —
2,220	Vincennes University	3.000	06/01/2023	9.02	1,607
	—— IOWA —
110	Simpson College	3.000	07/01/2016	10.58	91
	—— MARYLAND —
62	Hood College	3.625	11/01/2014	10.54	57
443	Morgan State University	3.000	11/01/2014	10.56	398

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST TWO

SCHEDULE OF INVESTMENTS

May 31, 2012

(Dollar Amounts in Thousands)

Outstanding Principal Balance	Description	Stated Interest Rate %	Maturity Date	Internal Rate of Return % (A) (Unaudited)	Amortized Cost (Notes 1 and 2)
	—— MASSACHUSETTS —
49	Hampshire College	3.000	07/01/2013	10.75	45
228	Hampshire College	3.000	02/01/2014	10.70	206
8	Springfield College	3.500	05/01/2013	10.67	7
1,232	Tufts University	3.000	10/01/2021	10.39	889
	—— MISSISSIPPI —
308	Millsaps College	3.000	11/01/2021	10.34	224
760	Mississippi State University	3.000	12/01/2020	9.64	559
	—— MISSOURI —
60	Drury College	3.000	04/01/2015	10.63	53
	—— NEW HAMPSHIRE —
45	New England College	3.000	04/01/2016	10.77	37
	—— NEW JERSEY —
650	Fairleigh Dickinson University	3.000	11/01/2017	10.39	529
110	Newark Beth Israel Hospital	3.625	01/01/2014	11.06	98
450	Rider College	3.625	11/01/2013	10.42	407
147	Rider College	3.000	05/01/2017	10.70	119
	—— NEW Mexico —
247	College of Santa Fe	3.000	10/01/2018	10.43	197
	—— NEW YORK —
175	Daemen College	3.000	04/01/2016	10.77	145
162	Long Island University	3.625	06/01/2014	10.49	147
	—— NORTH CAROLINA —
150	Elizabeth City State University	3.000	10/01/2017	10.02	124

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST TWO

SCHEDULE OF INVESTMENTS

May 31, 2012

(Dollar Amounts in Thousands)

Outstanding Principal Balance	Description	Stated Interest Rate %	Maturity Date	Internal Rate of Return % (A) (Unaudited)	Amortized Cost (Notes 1 and 2)
197	Saint Mary’s College	3.000	06/01/2020	10.14	147
	—— OHIO —
175	Wittenberg University	3.000	05/01/2015	10.76	151
92	Wittenberg University	3.000	11/01/2017	10.39	75
	—— OREGON —
309	George Fox College	3.000	07/01/2018	10.64	245
	—— PENNSYLVANIA —
360	Carnegie-Mellon University	3.000	11/01/2017	10.51	293
170	Drexel University	3.500	05/01/2014	10.53	154
40	Lycoming College	3.625	05/01/2014	10.64	36
75	Lycoming College	3.750	05/01/2015	10.62	66
20	Moravian College	3.375	11/01/2012	10.52	19
1,269	Philadelphia College of Art	3.000	01/01/2022	10.62	888
55	Saint Vincent College	3.500	05/01/2013	10.86	51
81	Seton Hill College	3.625	11/01/2014	10.53	73
490	Villanova University	3.000	04/01/2019	10.70	371
	—— SOUTH CAROLINA —
905	Benedict College	3.000	11/01/2020	10.36	675
	—— TENNESSEE —
128	Cumberland University	3.000	08/01/2017	10.52	103
81	Hiwassee College	3.000	09/15/2018	10.58	63
	—— TEXAS —
685	Southwest Texas State University	3.000	10/01/2015	9.51	603
177	Stephen F. Austin State University	3.375-3.500	10/01/2012	9.57	171
130	Texas Southern University	3.500	04/01/2013	10.45	127
305	University of Saint Thomas	3.000	10/01/2019	10.41	233
	—— VERMONT —
20	Champlain College	3.000	12/01/2013	10.19	17
169	Saint Michael’s College	3.000	05/01/2013	10.60	161

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST TWO

SCHEDULE OF INVESTMENTS

May 31, 2012

(Dollar Amounts in Thousands)

Outstanding Principal Balance		Description	Stated Interest Rate %	Maturity Date	Internal Rate of Return % (A) (Unaudited)	Amortized Cost (Notes 1 and 2)
60		Vermont State College	3.000	07/01/2014	9.30	54
		—— VIRGINIA —
98		Lynchburg College	3.750	05/01/2015	10.64	87
235		Lynchburg College	3.000	05/01/2018	10.68	186
175		Marymount University	3.000	05/01/2016	10.52	148
1,497		Norfolk State University	3.000	12/01/2021	9.77	1,083
36		Saint Paul’s College	3.000	11/01/2014	10.56	26
		—— WEST VIRGINIA —
11		Bethany College	3.375	11/01/2012	10.54	11
110		Bethany College	3.000	11/01/2017	10.40	89
25		Bethany College	3.000	11/01/2012	10.40	24
		—— WISCONSIN —
185		Marian College	3.000	10/01/2016	10.45	155
		—— DISTRICT OF COLUMBIA —
1,417		Georgetown University	3.000	11/01/2020	10.36	1,057
3,765		Georgetown University	4.000	11/01/2020	10.52	2,914
		—— PUERTO RICO —
777		Inter American University of Puerto Rico	3.000	01/01/2017	10.94	639

26,814	(B)	Total College and University Loans				21,099

		Allowance for Loan Losses				367

		Net Loans of the Trust				20,732

		INVESTMENT AGREEMENTS (65%)
516		JPMorgan Chase Bank - Liquidity Fund	7.750	06/01/2018(C)	7.750	516
4,261		JPMorgan Chase Bank - Revenue Fund	7.050	06/01/2018(C)	7.050	4,261

4,777		Total Investment Agreements				4,777

$31,591		Total Investments (347.1%)				$25,509

		OTHER ASSETS, LESS LIABILITIES (-247.1%)				(18,161)

		NET ASSETS (100.0%)				$7,348

(A)	Represents the rate of return earned by the Trust based on the purchase discount and the accretion to maturity.
(B)	The tax basis in the Loans is approximately $26,814.
(C)	Terminates at the earlier of December 1, 2018 or the date on which the Bonds are paid-in-full.

ITEM 2. CODE OF ETHICS

Not applicable to the registrant.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to the registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $144,000

Fiscal year ended 2010 - $160,000

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $62,000

-$46,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to comply with the requirements of section 4.7 (c) of the Trust’s Indenture.

-$12,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to relating to the Trust’s Servicing Agreement.

-$4,000 out of pocket expenses.

Fiscal year ended 2010 - $66,500

-$50,500 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to comply with the requirements of section 4.7 (c) of the Trust’s Indenture.

-$12,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to relating to the Trust’s Servicing Agreement.

-$4,000 out of pocket expenses.

(e)

(1) Audit Committee Policies regarding Pre-approval of Services.

Not applicable to the registrant.

(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Not applicable to the registrant.

(f) Not applicable to the registrant.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable to the registrant.

ITEM 11. CONTROLS AND PROCEDURES

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

ITEM 12. EXHIBITS

The following exhibits are attached to this Form N-CSR:

(a)

(1)	Code of ethics or amendments: not applicable to the registrant.

(2)	Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is attached.

(3)	Annual Compliance Statement of the Servicer, Berkadia Commercial Mortgage LLC, is attached.

(4)	Report on Compliance with minimum Master Servicing Standards is attached.

(5)	Berkadia Commercial Mortgage LLC reports pursuant to section 1301, 1302, 1303, 1304, 1306 and 1307 of the servicer agreement.

(b) Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) College and University Facility Loan Trust Two

By (Signature and Title)	/s/ LAURA S CAWLEY, VICE PRESIDENT

Date August 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ BRYAN CALDER, EXECUTIVE VICE PRESIDENT

Date August 9, 2012